UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 14, 2014

CROSSTEX ENERGY, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 8.01.                                        Other Events.

On January 14, 2014, Crosstex Energy, L.P. (the “Partnership”) and Crosstex Energy, Inc. (the “Corporation” and, together with the Partnership, “Crosstex”), issued a joint press release with Devon Energy Corporation (“Devon”) announcing the selection of EnLink Midstream Partners, LP and EnLink Midstream, LLC as the names of their new combined midstream business following the closing (the “Closing”) of the previously announced proposed combination of substantially all of Devon’s U.S. midstream assets with Crosstex’s assets (the “business combination”).  The new business will consist of two publicly traded entities: the master limited partnership, whose name will change upon Closing from Crosstex Energy, L.P. to EnLink Midstream Partners, LP, and a publicly traded general partner entity, which will be called EnLink Midstream, LLC.

In addition, Crosstex announced in the press release that it has submitted written notice to the NASDAQ Global Select Market (“NASDAQ”) of its intention to voluntarily delist the Corporation’s common stock, par value $0.01 per share, and the Partnership’s common units from NASDAQ and to apply for the listing of EnLink Midstream, LLC’s common units and the Partnership’s common units on the New York Stock Exchange (the “NYSE”).  If the Closing occurs, then the Corporation will become a wholly-owned subsidiary of EnLink Midstream, LLC and the Corporation’s common stock will cease to be publicly traded.  Applications will be filed to list the common units of both EnLink Midstream Partners, LP and EnLink Midstream, LLC on the NYSE effective upon the Closing under the symbols “ENLK” and “ENLC,” respectively.

The proposed delistings are subject to and conditioned upon the Closing, which is expected to occur in the first quarter of 2014, subject to certain conditions set forth in the definitive agreements with respect to the business combination, including approval by stockholders of the Corporation and other customary closing conditions.

Shortly following the Closing, the Partnership and the Corporation each intend to file a Form 25 with the Securities and Exchange Commission (the “SEC”) to effect the proposed delistings from NASDAQ.  The official delistings will become effective approximately ten days thereafter.

A copy of the press release is attached hereto as Exhibit 99.1 and has been published on Crosstex’s website at www.crosstexenergy.com.

Important Additional Information

This communication contains information about the proposed merger involving a Devon entity and the Corporation. In connection with the proposed merger, New Public Rangers, L.L.C. (to be renamed EnLink Midstream, LLC) has filed with the SEC a registration statement on Form S-4 that includes a proxy statement/prospectus for the Corporation’s stockholders.  The Corporation will mail the final proxy statement/prospectus to its stockholders. Investors and stockholders are urged to read the proxy statement/prospectus and other relevant documents filed or to be filed with the SEC. These documents (when they become available), and any other documents filed by Crosstex or Devon with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement/prospectus from the Corporation by contacting Investor Relations by mail at Attention: Investor Relations, 2501 Cedar Springs, Dallas, Texas 75201.

Participants in the Solicitation

Devon, Crosstex and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Corporation in respect of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Corporation in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement/prospectus filed with the SEC.  Information regarding the Corporation’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended December 31, 2012, which is filed with the SEC.  Information regarding Devon’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended December 31, 2012, which is filed with the SEC.

Forward Looking Statements

This communication contains forward-looking statements. Although these statements reflect the current views, assumptions and expectations of Devon’s and Crosstex’s management, the matters addressed herein involve certain risks and uncertainties that could cause actual activities, performance, outcomes and results to differ materially than those indicated. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect Devon’s, Crosstex’s or the new company’s financial condition, results of operations and cash flows include, without limitation, (a) failure to consummate the transactions due to unsatisfied closing conditions with respect the transactions or failure to obtain regulatory approval for the transactions, (b) the risk that the new company will not be integrated successfully or that such integration will take longer than anticipated, (c) the possibility that expected synergies will not be realized, or will not be realized within the expected timeframe, (d) fluctuations in oil, natural gas and NGL prices, (e) the extent and success of drilling efforts, as well as the extent and quality of hydrocarbon volumes produced within proximity of our assets, (f) failure or delays by customers in achieving expected productions in their projects, (g) competitive conditions in our industry and their impact on our ability to connect hydrocarbon supplies to our assets, (h) actions or inactions to or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers, (i) our ability to consummate future acquisitions, successfully integrate any acquired businesses, realize any cost savings and other synergies from any acquisition, (j) changes in the availability and cost of capital, (k) operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control, (l) timely receipt of necessary government approvals and permits, our ability to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact our ability to complete projects within budget and on schedule, (m) the effects of existing and future laws and governmental regulations, including environmental and climate change requirements, (n) the effects of existing and future litigation and (o) risks related to our substantial indebtedness, as well as other factors disclosed in Devon’s and Crosstex’s filings with the SEC. You should read Devon’s and Crosstex’s filings with the SEC, including their respective Annual Reports on Form 10-K for the year ended December 31, 2012 and their Quarterly Reports for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 and other filings made with the SEC. Neither Devon nor Crosstex assumes any obligation to update these forward-looking statements.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated January 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

	By:	Crosstex Energy GP, LLC, its General Partner

Date: January 14, 2014	By:	/s/	Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated January 14, 2014.